Exhibit 10.7

Exclusive Option Agreement

Contract No.: [    ]

This exclusive right to purchase agreement (hereinafter referred to as “this Agreement”) is made and entered into on March 1, 2019 by and between the following parties.

Party A: Wenzhou golden sun Education Development Co., Ltd

Legal representative: Weng Xueyuan

Address:

Contact person: Weng Xueyuan

Tel:

Party B: Weng Xueyuan

ID number:

Address:

Tel:

Party C: Ouhai Art School of Wenzhou

Legal representative: Weng Xueyuan

Address:

Contact person: Cai Miaomiao

Tel:

Note: Party A, Party B and Party C are collectively referred to as “parties”.

Whereas:

1. Party A is a wholly foreign-owned enterprise established in the people’s Republic of China (hereinafter referred to as “China”), with the ability and resources of educational consultation and service.

2. Party C is a limited liability company established and validly existing under the laws of the people’s Republic of China (hereinafter referred to as “China”), and Party B holds 80% of the sponsor’s share of Party C.

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3. Party C and Party A have signed “exclusive education consultation and service agreement” and other agreements.

The parties reached the following agreement through consensus:

Article 1 sale of sponsor’s shares

1.1 grant of rights

Party B hereby irrevocably grants Party A an irrevocably exclusive right to purchase or appoint one or more persons (hereinafter referred to as “the designated person”) from Party B to purchase all or part of the organizer’s shares of Party C held by Party B from Party B at any time in accordance with the exercise steps determined by Party A and at the price specified in article 1.3 of this agreement Hereinafter referred to as “sponsor share purchase right”). Except for Party A and the designated person, any third party shall not enjoy the right to purchase the organizer’s shares. Party C hereby agrees that Party B shall grant Party A the right to purchase the organizer’s shares, and the other organizers of Party C have agreed to give up the preemptive right to transfer Party B’s shares in Party C. “Person” as defined in this clause and this Agreement means an individual, company, joint venture, partnership, enterprise, trust or unincorporated organization.

Before Party B purchases the organizer’s share, if Party B is allowed to hold the sponsor’s share or equity of Party C to pledge according to the then effective Chinese laws and education policies, Party B shall pledge all the sponsor’s shares or equity held by Party B to Party A, and Party A shall be the only first pledgee to be the exclusive educational consultation and service agreement signed between Party A and Party C To provide security for claims under.

1.2 exercise steps

Party A’s exercise of the right to purchase the organizer’s share shall be subject to the provisions of Chinese law. When Party A exercises the right to purchase the organizer’s share, it shall send a written notice to Party B (hereinafter referred to as the “organizer’s share purchase notice”), which shall specify the following items: (1) Party A’s decision on exercising the right of purchase; (2) the organizer’s share to be purchased by Party A from Party B (3) the date of purchase / the date of transfer of the organizer’s share.

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1.3 sponsor share purchase price

The purchase price (hereinafter referred to as the “purchase price”) of the purchased organizer’s share shall be determined by the buyer and the seller in accordance with the evaluation value approved by the competent authority at the time of purchasing the organizer’s share, and shall be the lowest price allowed by Chinese laws and regulations.

1.4 transfer of the shares of the sponsors purchased Each time Party A exercises the right to purchase the organizer’s shares:

1.4.1 Party B shall instruct Party C to hold the sponsor meeting / shareholders’ meeting / board of directors in a timely manner, at which a resolution shall be adopted to approve Party B’s transfer of the organizer’s share to Party A and (or) the designated person;

1.4.2 Party B shall enter into a share transfer agreement with Party A (or, where applicable, the designated person) in accordance with the provisions of this Agreement and the organizer’s share purchase notice;

1.4.3 The parties concerned shall sign all other necessary agreements, agreements or documents, obtain all required governmental approvals and consents, and take all necessary actions to transfer the valid ownership of the purchased organizer shares to Party A and / or the designated person without any security interest, and make Party A and / or the designated person become a register of the purchased sponsor shares all. For the purposes of this section and this agreement, “security interest” includes security, mortgage, third-party rights or interests, any sponsor’s share, acquisition right, preemption right, set off right, title retention or other security arrangement, but for the sake of clarity, it does not include any security interest arising under this Agreement.

1.5 payment of the organizer’s share purchase price

Party A shall pay the purchase price agreed in article 1.3 to Party B in a manner agreed by all parties, and Party B shall transfer the organizer’s share to Party A in accordance with Article 1.4, and shall return to Party A all money paid for the selling price.

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Article 2 commitment on sponsor’s share

2.1 commitment of Party C

Party C hereby undertakes that:

2.1.1 without the prior written consent of Party A, Party C shall not supplement, change or modify the articles of association of Party C in any form, increase or decrease its registered capital, or change its registered capital structure in other ways;

2.1.2 maintain its own effective existence in accordance with good business standards and practices, and conduct its business and school affairs prudently and effectively;

2.1.3 without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of Party C’s legal or beneficial interest in any asset, business or income of Party C at any time from the date of signing this agreement, or allow any other security interest to be set on it;

2.1.4 without the prior written consent of Party A, no debt shall be incurred, inherited, guaranteed or allowed to exist, except for the legal debt generated in the normal or daily business process rather than by borrowing, and the debt disclosed to Party A and agreed in writing by Party A;

2.1.5 have been operating all businesses in the normal course of business to maintain the asset value of Party C, and not to do any act / omission that will seriously affect its business status and asset value;

2.1.6 no material contract shall be entered into without the prior written consent of Party A, except for the contract signed in the normal course of business (for the purpose of this paragraph, if the value of a contract exceeds RMB 100000, it shall be deemed as a material contract);

2.1.7 without the prior written consent of Party A, no guarantee shall be provided to any person;

2.1.8 provide Party A with all information on Party C’s operation and financial status as required by Party A;

2.1.9 Party C shall purchase and hold insurance from the insurance company accepted by Party A. the amount and type of insurance maintained by Party C shall be the same as those normally insured by companies operating similar businesses and possessing similar properties or assets in the same region;

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2.1.10 without the prior written consent of Party A, it shall not merge or associate with any person, or acquire or invest in any person;

2.1.11 immediately notify Party A of any litigation, arbitration or administrative proceedings related to Party C’s assets, business and income;

2.1.12 in order to maintain Party C’s ownership of all its assets, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.1.13 without the prior written consent of Party A, no dividend shall be distributed to the organizers in any form. However, upon the request of Party A, all distributable profits shall be immediately distributed to their respective organizers;

2.1.14 according to the requirements of Party A, appoint any person designated by Party A as the director of Party C.

2.2 commitment of Party B

Party B undertakes that:

2.2.1 without the prior written consent of Party A, it shall not sell, transfer, pledge or otherwise dispose of the legitimate or beneficial interests of any sponsor’s shares at any time since the date of signing this agreement, or allow any other security interest to be set on it;

2.2.2 to urge other organizers of the school not to approve the sale, transfer, pledge or other disposal of the legal or beneficial interests of any organizer’s shares, or permit the establishment of any other security interest therein, without the prior written consent of Party A;

2.2.3 cause other organizers of the school not to approve Party C’s merger or association with any person, or purchase or invest in any person without the prior written consent of Party A;

2.2.4 immediately notify Party A of any litigation, arbitration or administrative proceedings concerning its share of the organizer;

2.2.5 urge other sponsors of the company to vote in favor of the transfer of the shares of the purchased organizers as stipulated in this Agreement;

2.2.6 in order to maintain its ownership of the organizer’s share, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defense all claims necessary and appropriate;

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2.2.7 at the request of Party A, appoint any person designated by Party A as the director of Party C;

2.2.8 upon the request of Party A at any time, Party A shall unconditionally and immediately transfer its sponsor share to its designated representative at any time;

2.2.9 strictly abide by the provisions of this Agreement and other agreements jointly or separately signed by Party B, Party C and Party A, earnestly perform the obligations under such agreements, and do not do any act / omission that may affect the validity and enforceability of such agreements.

Article 3 representation and warranty

Representations and guarantees of Party B and Party C

Party B and Party C hereby jointly and severally represent and guarantee as follows on the date of signing this Agreement and on each transfer date:

3.1 it has the right and ability to enter into and deliver this Agreement and any sponsor share transfer agreement to which it is a party (the “transfer agreement”) for each transfer of the purchased sponsor shares, and to perform its obligations under this Agreement and any transfer agreement. Once signed, this Agreement and each assignment agreement to which it is a party shall constitute legal, valid and binding obligations and be enforceable against it in accordance with its terms.

3.2 neither the execution and delivery of this agreement or any assignment agreement nor the performance of its obligations under this agreement or any assignment agreement will:

3.2.1 result in violation of any relevant Chinese laws;

3.2.2 conflict with its articles of association or other organizational documents;

3.2.3 result in a breach of, or constitute a breach of, any agreement or instrument to which it is a party or by which it is bound;

3.2.4 result in a breach of any condition relating to the grant and / or continuance of any permission or approval granted to it; or

3.2.5 result in the suspension or revocation of any permission or approval granted to it or the imposition of conditions.

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3.3 Party B has good and marketable ownership of all assets. Party B has no security interest in the above assets.

3.4 Party C has no outstanding debts, except the legal debts occurred in the normal business process, and the debts disclosed to Party A and agreed by Party A in writing.

3.5 Party C shall comply with all laws and regulations applicable to the sponsor’s share acquisition.

3.6 at present, there are no litigation, arbitration or administrative proceedings that are ongoing or pending or may occur in relation to the sponsor’s share, Party C’s assets, or related to the company.

Article 4 taxes

Each party shall bear any and all transfer and registration taxes, costs and fees incurred by or imposed on such party in connection with the preparation and execution of this Agreement and each transfer agreement and the consummation of the transactions contemplated by this Agreement and the assignment agreement in accordance with the laws of China.

Article 5 further assurance

Each party agrees to promptly sign such documents as are reasonably necessary or conducive to the implementation of the provisions of this Agreement and the realization of the purposes of this agreement, and to take such further actions as are reasonably necessary or conducive to the implementation of the provisions of this Agreement and the realization of the purposes of this agreement.

Article 6 confidentiality

Each party acknowledges and confirms that any oral or written information exchanged with each other in connection with this agreement is confidential. Each party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other party, except that (a) the public knows or will know such information (but not disclosed to the public without the consent of the receiving party); (b) information required to be disclosed by applicable laws; or (c) any information referred to in this agreement by either party Information that is required to be disclosed to its legal or financial adviser in connection with the transaction, and such legal or financial adviser shall also abide by the confidentiality obligations similar to those in this article. The disclosure of any party’s staff or employing institution shall be deemed as the disclosure of the party, and shall be liable for breach of contract in accordance with this agreement. This article shall remain in force regardless of the termination of this Agreement for any reason.

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Article 7 force majeure

7.1 “force majeure event” refers to any event beyond the reasonable control of a party and still unavoidable under the reasonable attention of the affected party, including but not limited to government action, natural force, fire, explosion, storm, flood, earthquake, tide, lightning or war. However, the lack of credit, capital or financing shall not be deemed as a matter beyond the reasonable control of one party. The party seeking exemption from the performance of obligations under this agreement due to force majeure shall inform the other party of such exemption as soon as possible and inform it of the steps to be taken to complete the performance of its obligations under this agreement.

seven point two When the performance of this agreement is delayed or hindered by force majeure as defined above, the party affected by the force majeure shall not bear any liability under this agreement to the extent of the delay or hindrance. The party affected by the force majeure shall take appropriate measures to reduce or eliminate the effect of force majeure, and shall strive to recover the delay caused by force majeure Once the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance under this agreement.

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Article 8 notice

Any notice or other communication required to be given by any party or company under this Agreement shall be written in Chinese and delivered by hand or sent by letter or fax to the following address of the other party or to such other address as the other party may notify from time to time. The date on which a notice is deemed to have been actually served shall be determined as follows: (a) in the case of a notice delivered by hand, it shall be deemed to have been actually delivered on the day on which it is delivered by hand; (b) in the case of a notice sent by letter, it shall be deemed to have been actually delivered on the tenth day after the date of posting of the registered air mail (marked on the postmark), or on the fourth day after it is delivered to an internationally recognized courier service Actual delivery; and (c) for a notice sent by fax, the time of receipt shown on the confirmation of transmission of the relevant document shall be deemed to have been actually delivered.

Party A: Wenzhou golden sun Education Development Co., Ltd

Address:

Fax:

Attn: Weng Xueyuan

Party B: Weng Xueyuan

Address:

Tel:

Party C: Ouhai Art School of Wenzhou

Address:

Contact person: Cai Miaomiao

Tel:

Article 9 Application of law and dispute resolution

9.1 this Agreement shall be governed by and interpreted in accordance with the laws of the people’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan region for the purpose of this contract).

9.2 any dispute arising from or in connection with this Agreement shall be settled by both parties through friendly negotiation. If the negotiation fails, either party has the right to submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration is Beijing, and the arbitration language is Chinese. The arbitration award shall be final and binding on all parties. The arbitration fee (including but not limited to the reasonable attorney’s fees of the winning party) shall be borne by the losing party, unless otherwise awarded by the arbitration tribunal on the sharing of the arbitration fee.

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9.3 during the arbitration, the parties shall continue to perform their obligations under this Agreement except for the subject matter of arbitration.

Article 10 effectiveness and modification of the agreement

10.1 this Agreement shall be valid for 10 years and shall be signed by the authorized representatives of each party on the date indicated at the beginning of the document and shall take effect from the date of signing.

10.2 this Agreement may be terminated earlier in accordance with this agreement or the relevant agreement signed by the parties.

10.3 the validity of this agreement can be extended only after the written confirmation of Party A before the expiration of this agreement. The extension period shall be determined by the parties to this agreement through consensus and a written confirmation shall be signed.

10.4 without the prior written consent of Party A, Party B and Party C shall not transfer their rights and obligations under this agreement to any third party.

10.5 the parties shall amend and supplement this agreement by written agreement. The Amendment Agreement and supplementary agreement related to this agreement signed by all parties are an integral part of this Agreement and have the same legal effect as this agreement.

Article 11 termination

11.1 this Agreement shall terminate on the expiration date unless renewed in accordance with the relevant provisions of this agreement.

11.2 during the term of this agreement, Party B and Party C shall not terminate this agreement in advance unless Party A has gross negligence, fraud, other illegal acts or bankruptcy. Despite the above agreement, Party A has the right to terminate this agreement at any time by sending a written notice to Party B and Party C 30 days in advance.

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Article 12 severability of agreement

If any provision of this agreement is invalid, illegal or unenforceable due to inconsistency with relevant laws, such provision shall be invalid, illegal or unenforceable only within the jurisdiction of relevant laws. The validity, legality or enforceability of the other provisions of this Agreement shall not be affected or impaired in any way.

Article 13 others

13.1 successors

This Agreement shall be binding upon and beneficial to the successors and permitted assigns of each party.

13.2 continue in force

(a) Any obligations arising from or due to this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination of this agreement.

(b) The provisions of Articles 5, 6, 7, 8 and 13.2 of this Agreement shall survive the termination of this agreement.

13.3 waiver

Either party may make a waiver of the terms and conditions of this agreement, provided that it is in writing and signed by all parties. A waiver by a party in respect of a breach of contract by another party under certain circumstances shall not be deemed to have given a waiver to the other party in respect of a similar breach in other circumstances.

13.4 this agreement is written in Chinese, and the official text is in triplicate, with party a holding one copy, Party B holding one copy and Party C holding one copy.

In witness whereof, the parties have caused their authorized representatives to sign this Agreement on the date first above written.

[no text below this page]

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[there is no text on this page, which is the exclusive right to purchase agreement with contract No. [ ]

[Signature page]

Party A: Wenzhou golden sun Education Development Co., Ltd. (seal)

Legal representative or authorized representative (signature)

/s/ Weng Xueyuan

Party B: Weng Xueyuan

sign: /s/ Weng Xueyuan

Party C: Ouhai Art School of Wenzhou

Legal representative or authorized representative (signature)

/s/ Cai Miaomiao

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Exclusive Option Agreement

Contract No.: [ ]

This exclusive right to purchase agreement (hereinafter referred to as “this Agreement”) is made and entered into on March 1, 2019 by and between the following parties.

Party A: Wenzhou golden sun Education Development Co., Ltd

Legal representative: Weng Xueyuan

Address:

Contact person:

Tel:

Party B:

Address:

Tel:

Party C: Ouhai Art School of Wenzhou

Legal representative: Weng Xueyuan

Address:

Contact person:

Tel：

note: Party A, Party B and Party C are collectively referred to as “parties”.

Whereas:

1. Party A is a wholly foreign-owned enterprise established in the people’s Republic of China (hereinafter referred to as “China”), with the ability and resources of educational consultation and service.

2. Party C is a limited liability company established and validly existing under the laws of the people’s Republic of China (hereinafter referred to as “China”), and Party B holds 20% of the sponsor’s share of Party C.

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3. Party C and Party A have signed “exclusive education consultation and service agreement” and other agreements.

The parties reached the following agreement through consensus:

Article 1 sale of sponsor’s shares

1.1 grant of rights

Party B hereby irrevocably grants Party A an irrevocably exclusive right to purchase or appoint one or more persons (hereinafter referred to as “the designated person”) from Party B to purchase all or part of the organizer’s shares of Party C held by Party B from Party B at any time in accordance with the exercise steps determined by Party A and at the price specified in article 1.3 of this agreement Hereinafter referred to as “sponsor share purchase right”). Except for Party A and the designated person, any third party shall not enjoy the right to purchase the organizer’s shares. Party C hereby agrees that Party B shall grant Party A the right to purchase the organizer’s shares, and the other organizers of Party C have agreed to give up the preemptive right to transfer Party B’s shares in Party C. “Person” as defined in this clause and this Agreement means an individual, company, joint venture, partnership, enterprise, trust or unincorporated organization.

Before Party B purchases the organizer’s share, if Party B is allowed to hold the sponsor’s share or equity of Party C to pledge according to the then effective Chinese laws and education policies, Party B shall pledge all the sponsor’s shares or equity held by Party B to Party A, and Party A shall be the only first pledgee to be the exclusive educational consultation and service agreement signed between Party A and Party C To provide security for claims under.

1.2 exercise steps

Party A’s exercise of the right to purchase the organizer’s share shall be subject to the provisions of Chinese law. When Party A exercises the right to purchase the organizer’s share, it shall send a written notice to Party B (hereinafter referred to as the “organizer’s share purchase notice”), which shall specify the following items: (1) Party A’s decision on exercising the right of purchase; (2) the organizer’s share to be purchased by Party A from Party B (3) the date of purchase / the date of transfer of the organizer’s share.

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1.3 sponsor share purchase price

The purchase price (hereinafter referred to as the “purchase price”) of the purchased organizer’s share shall be determined by the buyer and the seller in accordance with the evaluation value approved by the competent authority at the time of purchasing the organizer’s share, and shall be the lowest price allowed by Chinese laws and regulations.

1.4 transfer of the shares of the sponsors purchased

Each time Party A exercises the right to purchase the organizer’s shares:

1.4.1 Party B shall instruct Party C to hold the sponsor meeting / shareholders’ meeting / board of directors in a timely manner, at which a resolution shall be adopted to approve Party B’s transfer of the organizer’s share to Party A and (or) the designated person;

1.4.2 Party B shall enter into a share transfer agreement with Party A (or, where applicable, the designated person) in accordance with the provisions of this Agreement and the organizer’s share purchase notice;

1.4.3 The parties concerned shall sign all other necessary agreements, agreements or documents, obtain all required governmental approvals and consents, and take all necessary actions to transfer the valid ownership of the purchased organizer shares to Party A and / or the designated person without any security interest, and make Party A and / or the designated person become a register of the purchased sponsor shares all. For the purposes of this section and this agreement, “security interest” includes security, mortgage, third-party rights or interests, any sponsor’s share, acquisition right, preemption right, set off right, title retention or other security arrangement, but for the sake of clarity, it does not include any security interest arising under this Agreement.

1.5 payment of the organizer’s share purchase price

Party A shall pay the purchase price agreed in article 1.3 to Party B in a manner agreed by all parties, and Party B shall transfer the organizer’s share to Party A in accordance with Article 1.4, and shall return to Party A all money paid for the selling price.

Article 2 commitment on sponsor’s share

2.1 commitment of Party C

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Party C hereby undertakes that:

2.1.1 without the prior written consent of Party A, Party C shall not supplement, change or modify the articles of association of Party C in any form, increase or decrease its registered capital, or change its registered capital structure in other ways;

2.1.2 maintain its own effective existence in accordance with good business standards and practices, and conduct its business and school affairs prudently and effectively;

2.1.3 without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of Party C’s legal or beneficial interest in any asset, business or income of Party C at any time from the date of signing this agreement, or allow any other security interest to be set on it;

2.1.4 without the prior written consent of Party A, no debt shall be incurred, inherited, guaranteed or allowed to exist, except for the legal debt generated in the normal or daily business process rather than by borrowing, and the debt disclosed to Party A and agreed in writing by Party A;

2.1.5 have been operating all businesses in the normal course of business to maintain the asset value of Party C, and not to do any act / omission that will seriously affect its business status and asset value;

2.1.6 no material contract shall be entered into without the prior written consent of Party A, except for the contract signed in the normal course of business (for the purpose of this paragraph, if the value of a contract exceeds RMB 100000, it shall be deemed as a material contract);

2.1.7 without the prior written consent of Party A, no guarantee shall be provided to any person;

2.1.8 provide Party A with all information on Party C’s operation and financial status as required by Party A;

2.1.9 Party C shall purchase and hold insurance from the insurance company accepted by Party A. the amount and type of insurance maintained by Party C shall be the same as those normally insured by companies operating similar businesses and possessing similar properties or assets in the same region;

2.1.10 without the prior written consent of Party A, it shall not merge or associate with any person, or acquire or invest in any person;

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2.1.11 immediately notify Party A of any litigation, arbitration or administrative proceedings related to Party C’s assets, business and income;

2.1.12 in order to maintain Party C’s ownership of all its assets, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.1.13 without the prior written consent of Party A, no dividend shall be distributed to the organizers in any form. However, upon the request of Party A, all distributable profits shall be immediately distributed to their respective organizers;

2.1.14 according to the requirements of Party A, appoint any person designated by Party A as the director of Party C.

2.2 commitment of Party B

Party B undertakes that:

2.2.1 without the prior written consent of Party A, it shall not sell, transfer, pledge or otherwise dispose of the legitimate or beneficial interests of any sponsor’s shares at any time since the date of signing this agreement, or allow any other security interest to be set on it;

2.2.2 to urge other organizers of the school not to approve the sale, transfer, pledge or other disposal of the legal or beneficial interests of any organizer’s shares, or permit the establishment of any other security interest therein, without the prior written consent of Party A;

2.2.3 cause other organizers of the school not to approve Party C’s merger or association with any person, or purchase or invest in any person without the prior written consent of Party A;

2.2.4 immediately notify Party A of any litigation, arbitration or administrative proceedings concerning its share of the organizer;

2.2.5 urge other sponsors of the company to vote in favor of the transfer of the shares of the purchased organizers as stipulated in this Agreement;

2.2.6 in order to maintain its ownership of the organizer’s share, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate charges or defense all claims necessary and appropriate;

2.2.7 at the request of Party A, appoint any person designated by Party A as the director of Party C;

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2.2.8 upon the request of Party A at any time, Party A shall unconditionally and immediately transfer its sponsor share to its designated representative at any time;

2.2.9 strictly abide by the provisions of this Agreement and other agreements jointly or separately signed by Party B, Party C and Party A, earnestly perform the obligations under such agreements, and do not do any act / omission that may affect the validity and enforceability of such agreements.

Article 3 representation and warranty

Representations and guarantees of Party B and Party C

Party B and Party C hereby jointly and severally represent and guarantee as follows on the date of signing this Agreement and on each transfer date:

3.1 it has the right and ability to enter into and deliver this Agreement and any sponsor share transfer agreement to which it is a party (the “transfer agreement”) for each transfer of the purchased sponsor shares, and to perform its obligations under this Agreement and any transfer agreement. Once signed, this Agreement and each assignment agreement to which it is a party shall constitute legal, valid and binding obligations and be enforceable against it in accordance with its terms.

3.2 neither the execution and delivery of this agreement or any assignment agreement nor the performance of its obligations under this agreement or any assignment agreement will:

3.2.1 result in violation of any relevant Chinese laws;

3.2.2 conflict with its articles of association or other organizational documents;

3.2.3 result in a breach of, or constitute a breach of, any agreement or instrument to which it is a party or by which it is bound;

3.2.4 result in a breach of any condition relating to the grant and / or continuance of any permission or approval granted to it; or

3.2.5 result in the suspension or revocation of any permission or approval granted to it or the imposition of conditions.

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3.3 Party B has good and marketable ownership of all assets. Party B has no security interest in the above assets.

3.4 Party C has no outstanding debts, except the legal debts occurred in the normal business process, and the debts disclosed to Party A and agreed by Party A in writing.

3.5 Party C shall comply with all laws and regulations applicable to the sponsor’s share acquisition.

3.6 at present, there are no litigation, arbitration or administrative proceedings that are ongoing or pending or may occur in relation to the sponsor’s share, Party C’s assets, or related to the company.

Article 4 taxes

Each party shall bear any and all transfer and registration taxes, costs and fees incurred by or imposed on such party in connection with the preparation and execution of this Agreement and each transfer agreement and the consummation of the transactions contemplated by this Agreement and the assignment agreement in accordance with the laws of China.

Article 5 further assurance

Each party agrees to promptly sign such documents as are reasonably necessary or conducive to the implementation of the provisions of this Agreement and the realization of the purposes of this agreement, and to take such further actions as are reasonably necessary or conducive to the implementation of the provisions of this Agreement and the realization of the purposes of this agreement.

Article 6 confidentiality

Each party acknowledges and confirms that any oral or written information exchanged with each other in connection with this agreement is confidential. Each party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other party, except that (a) the public knows or will know such information (but not disclosed to the public without the consent of the receiving party); (b) information required to be disclosed by applicable laws; or (c) any information referred to in this agreement by either party Information that is required to be disclosed to its legal or financial adviser in connection with the transaction, and such legal or financial adviser shall also abide by the confidentiality obligations similar to those in this article. The disclosure of any party’s staff or employing institution shall be deemed as the disclosure of the party, and shall be liable for breach of contract in accordance with this agreement. This article shall remain in force regardless of the termination of this Agreement for any reason.

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Article 7 force majeure

7.1 “force majeure event” refers to any event beyond the reasonable control of a party and still unavoidable under the reasonable attention of the affected party, including but not limited to government action, natural force, fire, explosion, storm, flood, earthquake, tide, lightning or war. However, the lack of credit, capital or financing shall not be deemed as a matter beyond the reasonable control of one party. The party seeking exemption from the performance of obligations under this agreement due to force majeure shall inform the other party of such exemption as soon as possible and inform it of the steps to be taken to complete the performance of its obligations under this agreement.

7.2 When the performance of this agreement is delayed or hindered by force majeure as defined above, the party affected by the force majeure shall not bear any liability under this agreement to the extent of the delay or hindrance. The party affected by the force majeure shall take appropriate measures to reduce or eliminate the effect of force majeure, and shall strive to recover the delay caused by force majeure Once the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance under this agreement.

Article 8 notice

Any notice or other communication required to be given by any party or company under this Agreement shall be written in Chinese and delivered by hand or sent by letter or fax to the following address of the other party or to such other address as the other party may notify from time to time. The date on which a notice is deemed to have been actually served shall be determined as follows: (a) in the case of a notice delivered by hand, it shall be deemed to have been actually delivered on the day on which it is delivered by hand; (b) in the case of a notice sent by letter, it shall be deemed to have been actually delivered on the tenth day after the date of posting of the registered air mail (marked on the postmark), or on the fourth day after it is delivered to an internationally recognized courier service Actual delivery; and (c) for a notice sent by fax, the time of receipt shown on the confirmation of transmission of the relevant document shall be deemed to have been actually delivered.

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Party A: Wenzhou golden sun Education Development Co., Ltd

Address:

Fax:

Attn: Weng Xueyuan

Party B: ye Xiulan

Address:

Tel:

Party C: Ouhai Art School of Wenzhou

Address:

Contact person:

Tel:

Article 9 Application of law and dispute resolution

9.1 this Agreement shall be governed by and interpreted in accordance with the laws of the people’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan region for the purpose of this contract).

9.2 any dispute arising from or in connection with this Agreement shall be settled by both parties through friendly negotiation. If the negotiation fails, either party has the right to submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The place of arbitration is Beijing, and the arbitration language is Chinese. The arbitration award shall be final and binding on all parties. The arbitration fee (including but not limited to the reasonable attorney’s fees of the winning party) shall be borne by the losing party, unless otherwise awarded by the arbitration tribunal on the sharing of the arbitration fee.

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9.3 during the arbitration, the parties shall continue to perform their obligations under this Agreement except for the subject matter of arbitration.

Article 10 effectiveness and modification of the agreement

10.1 this Agreement shall be valid for 10 years and shall be signed by the authorized representatives of each party on the date indicated at the beginning of the document and shall take effect from the date of signing.

10.2 this Agreement may be terminated earlier in accordance with this agreement or the relevant agreement signed by the parties.

10.3 the validity of this agreement can be extended only after the written confirmation of Party A before the expiration of this agreement. The extension period shall be determined by the parties to this agreement through consensus and a written confirmation shall be signed.

10.4 without the prior written consent of Party A, Party B and Party C shall not transfer their rights and obligations under this agreement to any third party.

10.5 the parties shall amend and supplement this agreement by written agreement. The Amendment Agreement and supplementary agreement related to this agreement signed by all parties are an integral part of this Agreement and have the same legal effect as this agreement.

Article 11 termination

11.1 this Agreement shall terminate on the expiration date unless renewed in accordance with the relevant provisions of this agreement.

11.2 during the term of this agreement, Party B and Party C shall not terminate this agreement in advance unless Party A has gross negligence, fraud, other illegal acts or bankruptcy. Despite the above agreement, Party A has the right to terminate this agreement at any time by sending a written notice to Party B and Party C 30 days in advance.

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Article 12 severability of agreement

If any provision of this agreement is invalid, illegal or unenforceable due to inconsistency with relevant laws, such provision shall be invalid, illegal or unenforceable only within the jurisdiction of relevant laws. The validity, legality or enforceability of the other provisions of this Agreement shall not be affected or impaired in any way.

Article 13 others

13.1 successors

This Agreement shall be binding upon and beneficial to the successors and permitted assigns of each party.

13.2 continue in force

(a) Any obligations arising from or due to this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination of this agreement.

(b) The provisions of Articles 5, 6, 7, 8 and 13.2 of this Agreement shall survive the termination of this agreement.

13.3 waiver

Either party may make a waiver of the terms and conditions of this agreement, provided that it is in writing and signed by all parties. A waiver by a party in respect of a breach of contract by another party under certain circumstances shall not be deemed to have given a waiver to the other party in respect of a similar breach in other circumstances.

13.4 this agreement is written in Chinese, and the official text is in triplicate, with party a holding one copy, Party B holding one copy and Party C holding one copy.

In witness whereof, the parties have caused their authorized representatives to sign this Agreement on the date first above written.

[no text below this page]

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[there is no text on this page, which is the exclusive right to purchase agreement with contract No. [   ]

[Signature page]

Party A: Wenzhou golden sun Education Development Co., Ltd. (seal)

Legal representative or authorized representative (signature)

/s/ Weng Xueyuan

Party B: ye Xiulan

sign: /s/ Ye Xiulan

Party C: Ouhai Art School of Wenzhou

Legal representative or authorized representative (signature)

/s/ Cai Miaomiao

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